General	6 Months Ended
Jun. 30, 2022
General [Abstract]
GENERAL

NOTE 1:- GENERAL

a.	PolyPid Ltd. (the “Company”) was incorporated under the laws of Israel and commenced operations on February 28, 2008. The Company is a Phase 3 biopharmaceutical company focused on developing targeted, locally administered, and prolonged-release therapeutics using its proprietary PLEX (Polymer-Lipid Encapsulation matriX) technology. The Company’s product candidates are designed to address unmet medical needs by delivering active pharmaceutical ingredients (“APIs”) locally at predetermined release rates and durations over extended periods ranging from days to several months. The Company is initially focused on the development of its lead product candidate, D-PLEX100, which incorporates an antibiotic for the prevention of surgical site infections in bone and soft tissue. Through June 30, 2022, the Company has been primarily engaged in research and development.

The Company’s wholly owned subsidiaries include a subsidiary in the United States (the “US Subsidiary”) and a subsidiary in Romania. The US Subsidiary’s operation focuses on marketing and business development of the Company’s operation in the United States.

b.	The Company expects to continue to incur substantial losses over the next several years during its clinical development phase. To fully execute its business plan, the Company will need to complete Phase 3 clinical studies and certain development activities as well as manufacture the required clinical and commercial production batches in the pilot manufacturing plant. The Company’s future operations are highly dependent on a combination of factors, including (i) the timely and successful completion of additional financing; (ii) completion of all required clinical studies; (iii) the success of its research and development; activities; (iv) manufacturing of all required clinical and commercial production batches; (v) marketing approval by the relevant regulatory authorities; and (vi) market acceptance of the Company’s product candidates.

There can be no assurance that the Company will be successful in obtaining additional financing on favorable terms, or at all, or will succeed in achieving the clinical, scientific and commercial milestones as detailed above.

As of June 30, 2022, the Company’s cash, cash equivalents and short-term deposits amounted to a total of $23,779. During the six-month period ended June 30, 2022, the Company incurred a loss of $23,719 and had negative cash flows from operating activities of $20,342. In addition, the Company had an accumulated deficit of $198,606 as of June 30, 2022.

Management plans to seek additional equity financing through private and public offerings or strategic partnerships and, in the longer term, by generating revenues from product sales.

Based on the abovementioned, as of the approval date of these interim condensed consolidated financial statements, the Company has not raised the necessary funding in order to continue its activity for a period of at least one year. Therefore, these factors raise a substantial doubt about the Company’s ability to continue as a going concern. The interim condensed consolidated financial statements do not include any adjustments to the carrying amounts and classifications of assets and liabilities that might result should the Company be unable to continue as a going concern.